UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 27, 2004


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of September 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-15)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-115858-21              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-15 pursuant to the terms of the Trust Agreement, dated as of September 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

 On December 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-15
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, N.A, not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

Date: December 30, 2004        By:    /s/  Diane E. Wallace
                                   --------------------------------------------
                             Name:   Diane E. Wallace
                            Title:   Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-15

                        Statement To Certificateholders
                                 December 27, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A       202,611,000.00    191,897,426.08    3,304,508.25     685,070.56      3,989,578.81    0.00        0.00    188,592,917.83
B1        4,997,000.00      4,995,897.34          535.28      12,002.64         12,537.92    0.00        0.00      4,995,362.06
B2        3,476,000.00      3,475,232.97          372.35       9,695.90         10,068.25    0.00        0.00      3,474,860.62
B3        2,498,000.00      2,497,448.78          267.59       8,473.29          8,740.88    0.00        0.00      2,497,181.19
B4        1,738,000.00      1,737,616.48          186.17       6,203.26          6,389.43    0.00        0.00      1,737,430.31
B5        1,086,000.00      1,085,760.36          116.33       3,876.15          3,992.48    0.00        0.00      1,085,644.03
B6          871,817.00        871,624.62           93.39       3,111.69          3,205.08    0.00        0.00        871,531.23
R               100.00              0.00            0.00           0.04              0.04    0.00        0.00              0.00
P                 0.00              0.00            0.00           0.00              0.00    0.00        0.00              0.00
TOTALS  217,277,917.00    206,561,006.63    3,306,079.36     728,433.53      4,034,512.89    0.00        0.00    203,254,927.27
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               Original       Beginning                                                                                 Ending
                Face         Notional                                                      Realized      Deferred    Notional
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
BX       10,971,000.00     10,968,579.08            0.00       8,985.81          8,985.81    0.00        0.00     10,967,403.87
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A        863579DE5     947.12244686     16.30961917     3.38121109   19.69083026       930.81282768       A        4.283980 %
B1       863579DF2     999.77933560      0.10712027     2.40196918    2.50908945       999.67221533       B1       2.790000 %
B2       863579DG0     999.77933544      0.10712025     2.78938435    2.89650460       999.67221519       B2       3.240000 %
B3       863579DH8     999.77933547      0.10712170     3.39202962    3.49915132       999.67221377       B3       3.940000 %
B4       863579DL9     999.77933257      0.10711738     3.56919448    3.67631185       999.67221519       B4       4.283980 %
B5       863579DM7     999.77933702      0.10711786     3.56919890    3.67631676       999.67221915       B5       4.283980 %
B6       863579DN5     999.77933442      0.10712110     3.56920088    3.67632198       999.67221332       B6       4.283980 %
R        863579DK1       0.00000000      0.00000000     0.40000000    0.40000000         0.00000000       R        4.283980 %
TOTALS                 950.67648605     15.21590139     3.35254286   18.56844426       935.46058466
-----------------------------------------------------------------------------------------------------    -------------------------

-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                       Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
BX       863579DJ4     999.77933461      0.00000000     0.81905113    0.81905113       999.67221493       BX       0.983078 %
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NY Plaza 6th Fl.,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com

                -------------------------------------------------


                             COLLATERAL GROUP DETAIL
Weighted Average Coupon Rate                                                                                           4.546879 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                                                4.283980 %
Ending Weighted Average Net Rate (Pass Through Rate)                                                                   4.288973 %
Beginning Loan Count                                                                                                          543
Ending Loan Count                                                                                                             533
Beginning Scheduled Balance                                                                                        206,561,006.70
Ending Scheduled Balance                                                                                           203,254,927.34
Scheduled Principal                                                                                                     22,131.65
Unscheduled Principal                                                                                                3,283,947.71
Net Liquidation Proceeds                                                                                                     0.00
Insurance Proceeds                                                                                                           0.00
Advances                                                                                                                     0.00
Scheduled Interest                                                                                                     782,673.24
Servicing Fee                                                                                                           43,102.23
Master Servicing Fee                                                                                                         0.00
Trustee Fee                                                                                                              2,151.68
Net Interest                                                                                                           737,419.31
Realized Loss Amount                                                                                                         0.00
Cumulative Realized Loss                                                                                                     0.00
Cumulative Loss as a Percentage of Original Collateral                                                                 0.000000 %
Bankruptcy Loss                                                                                                              0.00
Fraud Loss                                                                                                                   0.00
Special Hazard Loss                                                                                                          0.00
Prepayment Penalties                                                                                                         0.00
Relief Act Interest Shortfall                                                                                                0.00
Prepayment Interest Shortfall                                                                                                0.00

Sec. 4.03(ix)                          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                        Group Totals
                                                                                  Principal
                                       Category              Number                Balance               Percentage
                                       1 Month                         3             1,277,974.98                  0.63 %
                                       2 Month                         0                     0.00                  0.00 %
                                       3 Month                         0                     0.00                  0.00 %
                                        Total                          3             1,277,974.98                  0.63 %

                                       Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                       Group Totals
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %

Sec. 4.03(x)                           Number and Aggregate Principal Amounts of REO Loans
                                       Group Totals
                                                             Principal
                                        Number               Balance                Percentage
                                                  0                    0.00                  0.00 %
Fraud Loss Limit                                                                                         4,345,558.00
Bankruptcy Loss Limit                                                                                      100,000.00
Special Hazard Loss Limit                                                                                2,843,115.00


Sec. 4.03(xii)                        Aggregate Outstanding Interest Shortfalls

Class A Shortfall                                                                                                0.00
Class B1 Shortfall                                                                                               0.00
Class B2 Shortfall                                                                                               0.00
Class B3 Shortfall                                                                                               0.00
Class BX Shortfall                                                                                               0.00
Class B4 Shortfall                                                                                               0.00
Class B5 Shortfall                                                                                               0.00
Class B6 Shortfall                                                                                               0.00
Class R Shortfall                                                                                                0.00

                  Relief Act and Prepayment Interest Shortfalls

Class A Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                                            0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                                            0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                                            0.00
Class BX Relief Act and Prepayment Interest Shortfall                                                            0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                                            0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                                            0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                                            0.00
Class R Relief Act and Prepayment Interest Shortfall                                                             0.00
Total Relief Act and PPIS                                                                                        0.00


Sec. 4.03(xv)                         Subordiante Floating Rate Certificate Shortfall:

                Carryover Balance with respect to such Distribution Date
                Class B1                                                                                        0.00
                Class B2                                                                                        0.00
                Class B3                                                                                        0.00

                Interest Carryover Amount Occured This Period
                Class B1                                                                                        0.00
                Class B2                                                                                        0.00
                Class B3                                                                                        0.00

                Interest Carryover Amount Paid This Period
                Class B1                                                                                        0.00
                Class B2                                                                                        0.00
                Class B3                                                                                        0.00

                Remaining Interest Carryover Amount
                Class B1                                                                                        0.00
                Class B2                                                                                        0.00
                Class B3                                                                                        0.00

                Class B1X
                Class B1X Beginning Balance                                                             4,995,897.34
                Class B1X Interest Accrued                                                                  5,832.63
                Class B1X Ending Balance                                                                4,995,362.06

                Class B2X
                Class B2X Beginning Balance                                                             3,475,232.97
                Class B2X Interest Accrued                                                                  2,710.62
                Class B2X Ending Balance                                                                3,474,860.62

                Class B3X
                Class B3X Beginning Balance                                                             2,497,448.78
                Class B3X Interest Accrued                                                                    442.56
                Class B3X Ending Balance                                                                2,497,181.19

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

